EXHIBIT 32.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   In connection with the Annual Report of Nelnet Education Loan Funding, Inc. (the "Company") on Form 10-K for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Terry Heimes, Principal Executive Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuanT to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  March 26, 2004                             /s/ Terry  Heimes
                                                   -----------------------------
                                                   Terry Heimes, President
                                                   (Principal Executive Officer)